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                      You Have Additional Voting Options

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              Vote By Internet                                           Vote By Telephone
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It's fast, convenient, your vote is immediately         It's fast, convenient, and your vote is immediately
confirmed, and you can get all future materials         confirmed.
by Internet, thereby, reducing paperflow to
your home.                                              Using a touch-tone phone, call the toll-free number
                                                        shown on the voting instruction form.
           www.proxyvote.com

Just follow these 4 easy steps:                         Just follow these 4 easy steps:

1.   Read the accompanying Proxy Statement              1.   Read the accompanying Proxy Statement and
     and voting instruction form.                            voting instruction form.

2.   Go to web site www.proxyvote.com.                  2.   Call the toll-free number shown on your
                                                             voting instruction form.

3.   Enter your 12-digit control number located         3.   Enter your 12-digit control number located
     on your voting instruction form.                        on your voting instruction form.

4.   Follow the simple instructions.                    4.   Follow the simple instructions.
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                             Your vote is important!